SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 20, 2005


                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                                1-1105 13-4924710
           (Commission File Number) (IRS Employer Identification No.)


                                  One AT&T Way
                          Bedminster, New Jersey 07921
                   (Address of Principal Executive (Zip Code)
                                    Offices)


       Registrant's telephone number, including area code: (908) 221-2000

                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.  FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

On July 20, 2005, AT&T Corp. issued a press release announcing its second quarter 2005 financial results. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.     Description


99.1 Press Release of AT&T Corp. dated July 20, 2005 announcing AT&T Corp.'s financial results for its second quarter 2005


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AT&T CORP.




                                  /s/  Robert S. Feit
                                  ----------------------------------
                                  By:  Robert S. Feit
                                       Vice President - Law and Secretary


July 20, 2005


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                                  EXHIBIT INDEX

Exhibit No.     Description


99.1 Press Release of AT&T Corp. dated July 20, 2005 announcing AT&T Corp.'s financial results for its second quarter 2005